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                                                                    EXHIBIT 32.2

                    PRINCIPAL FINANCIAL OFFICER CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Steel Dynamics, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Theresa E. Wagler, Assistant Secretary and Principal Financial Officer of Steel Dynamics, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        /s/ Theresa E. Wagler
-------------------------------------
Theresa E. Wagler
Assistant Secretary and
Principal Financial Officer
November 8, 2004

        A signed original of this written statement required by Section 906 has been provided to Steel Dynamics, Inc. and will be retained by Steel Dynamics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.